                                                               ANNUAL REPORT

                                                               December 31, 1997

                                                               Allmerica
                                                               Securities Trust


                                 [LOGO OF AST
                                 APPEARS HERE]

TRUST INFORMATION
------------------------------------------------------

BOARD OF TRUSTEES

John F. O'Brien, Chairman
Cynthia A. Hargadon*
Gordon Holmes*
John P. Kavanaugh
Bruce E. Langton*
Attiat F. Ott*
Paul D. Paganucci*
Richard M. Reilly
Ranne P. Warner*

OFFICERS

Richard M. Reilly, President
Thomas P. Cunningham, Treasurer
George M. Boyd, Secretary

INVESTMENT ADVISER

Allmerica Asset Management, Inc.
440 Lincoln Street
Worcester, MA 01653

REGISTRAR AND TRANSFER,
DIVIDEND DISBURSING AND
REINVESTMENT AGENT

The Bank of New York
P.O. Box 11258, Church Street Station
New York, NY 10286

CUSTODIAN

Bankers Trust Company
16 Wall Street
New York, NY 10005

ADMINISTRATOR

First Data Investor Services Group
4400 Computer Drive
Westborough, MA  01581

*Independent Trustees

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
160 Federal Street
Boston, MA 02110

LEGAL COUNSEL

Ropes & Gray
One International Place
Boston, MA 02110

SHAREHOLDER INQUIRIES
MAY BE DIRECTED TO:

The Bank of New York
Shareholder Relations
Department - 11E
P.O. Box 11258
Church Street Station
New York, NY 10286
1-800-432-8224

------------------------------------------------------
                   CONTENTS
------------------------------------------------------

A LETTER FROM THE CHAIRMAN ..........................2

BOND & MONEY
MARKET OVERVIEW .....................................4

TRUST OVERVIEW ......................................6

FINANCIALS ........................................F-1

SHAREHOLDER TAX INFORMATION ......................F-11

SHAREHOLDER INFORMATION........................ INSIDE
                                            BACK COVER

--------------------------------------------------------------------------------
                          A Letter From the Chairman
--------------------------------------------------------------------------------

[PHOTOGRAPH OF JOHN F. O'BRIEN APPEARS HERE]

Dear Client:

The U.S. economy continued to achieve growth without inflation in 1997. Global competition, technological enhancements and continued improvements in operating efficiencies enabled U.S. corporations to report higher earnings while still keeping a lid on price increases. This strong economic environment created ideal conditions for financial markets.

   This year a number of macro-economic factors combined to produce a year which bond investors found quite favorable. The economy grew at a strong rate throughout the year even though the Federal Reserve raised the Federal Funds rate by 0.25% in March. Worries that rates might have to be pushed higher by the Federal Reserve to slow economic growth, disappeared in the fourth quarter when many Asian markets tumbled, creating uncertainty in global financial markets and lower growth expectations for 1998.

   Despite the strong U.S. economy in 1997, evidence of inflation did not materialize and actually slowed by year-end. The strong economy and booming financial markets also helped lower the expected annual Federal Budget deficit. As a result, the U.S. government, a major issuer of bonds in recent years, is no longer viewed as crowding out private sector borrowers. In fact, the possibility of a budget surplus has raised comments about a potential scarcity of bonds for investors.

   All of these factors combined to drive bond prices higher and yields lower. The 30-year Treasury bond ended the year at 5.92%, close to a 30-year low. Declining interest rates and a strong economy enabled the broad bond market to produce a strong 9.65% return for the year as measured by the Lehman Aggregate Bond Index. Similarly, declining interest rates and improving financial strength supported more highly levered corporations and enabled the Lehman High Yield Index to end the year with a 12.76% return.

   Against this backdrop, we are pleased with the performance of the Allmerica Securities Trust which produced a total return of 11.34% for the year. The investment manager employs a fundamental research approach which emphasizes corporate credits with higher yields while minimizing investments in lower yielding Treasuries.

   We are also pleased to report that on February 10, 1998, the Allmerica Securities Trust Board of Trustees declared a quarterly dividend of $0.21 per share, payable on March 31, 1998 to shareholders of record on February 27, 1998. For the twelve month period ended December 31, 1997, the Trust paid dividends of $0.84 per share producing a current yield of 7.77% based on the year-end closing price of $10.813. By comparison, the yield on the 10-year Treasury note as of December 31, 1997 was 5.74%

   As we look ahead to the new year, we are encouraged by the consensus outlook for continued economic growth with low inflation. Despite this, we recognize that potential problems exist such as slower corporate earnings and further economic difficulties in Asia. The Trust's manager monitors these macro-economic issues continually and believes that the Trust is now well-positioned to provide competitive returns to our shareholders.

   All of us at Allmerica look forward to continuing to provide you with a broad array of investment and retirement products managed by some of the leading money managers in the world.

On behalf of the Board of Trustees,

/s/ John F. O'Brien

John F. O'Brien
Chairman of the Board
Allmerica Securities Trust

--------------------------------------------------------------------------------
"We are encouraged by the consensus outlook for continued economic growth with low inflation.
--------------------------------------------------------------------------------

                                                                 Overview




                                 [LOGO OF AST
                                 APPEARS HERE]

Bond &
Money Market
Overview

1992: Government and corporate bonds
outperform the stock market.

1993: U.S. economy gains momentum.
Consumer spending and installment debt
increase.

1994: Federal Reserve Board raises
interest rates six times in an effort to slow down the economy and keep inflation in check, sending bond prices sharply lower.

1995: U.S. bond market enjoys its third
best performance in 30 years, thanks to
strong total returns from 30-year U.S.
Treasuries and corporate issues.

1996: Outlook for Federal Reserve policy affects U.S. bond market. Long-predicted interest rate cuts, which would have fueled this market, never occur.

1997: Low inflation and declining
interest rates fuel the bond market,
which enjoys its best returns since
1995.


     1997 proved to be a very good year for bond investors. Falling inflation, declining interest rates and a healthy economy were just some of the key factors contributing to the positive market environment.

     During 1997, fixed income markets enjoyed outstanding results. The year began cautiously as economic indicators showed robust growth and favorable employment continuing from 1996. This prompted the Federal Reserve Board to increase the Federal Funds Rate by 25 basis points to 5.50% in a preemptive strike against inflation. The move proved to be successful and rates were left unchanged for the remainder of the year, as economic indices continued to exhibit signs of a strong economy, with little evidence of inflation.

     As economic growth continued at a strong pace, the budget deficit began to evaporate. This decreased the need for Treasury financing in the bond market and fostered lower yields. These factors led to a strong rally and as prices rose, interest rates on the thirty-year bond, declined from 6.64% at the start of the year to 5.92% by year-end.

     Increased activity in the fixed income markets also surfaced in the third quarter when the August consumer price index (CPI) indicated the lowest rate of inflation since May 1966. The announcement sparked a strong rally in the bond market. Later in the year, investor concerns about the financial crisis in Asia
- and its possible effects on the domestic economy - also caused bonds to rally as nervous investors once again retreated from the stock market in favor of bonds.

     In terms of performance, bond investors enjoyed their best gains since 1995 largely because of low inflation and decreasing interest rates. For instance, the

                           [TIME LINE APPEARS HERE]

Convinced domestic growth will slow from 1996 levels, investors favor bonds at the start of the year.
                            [GRAPHIC APPEARS HERE]

Signs of a strong economy raise fears over increasing interest rates and the market softens.

To ward off inflation, the Federal Reserve raises interest rates .25%. In response, the bond market declines.

                            [GRAPHIC APPEARS HERE]

The budget deficit significantly declines, decreasing the need for Treasury financing. The bond market rallies.

                            [GRAPHIC APPEARS HERE]

Stable-to-declining interest rates bode well for corporate and high-yield bonds as well as mortgage-backed securities.

Lehman Brothers Aggregate Bond Index turned in an impressive 9.65% total return for the year, up considerably from 1996's dismal showing of 3.61%. Longer maturity bonds did quite well and 30-year U.S. Treasury bonds returned as much as 15% this year. Investment-grade bonds and high-yield issues also rewarded investors with gains of 9.7% and 13.2% respectively. Strong returns in both the bond and stock markets caused some investors to review the asset mix of their portfolios. Many large institutions tended to favor bonds later in the year to rebalance their portfolios, take advantage of rising prices and avoid what they judged to be an overvalued stock market.

     Overall winners for the year were corporate, high-yield and emerging market bonds. Amid the turmoil in world markets, high-grade U.S. bonds emerged as an attractive investment later in the year.

     Even the money market, which was generally characterized by stability during 1997, produced solid returns. At year-end, the average yield on a one-year Treasury Bill was 5.48%, essentially even with the 5.49% yield at the end of 1996 but only 0.44% less than the yield on a 30-year Treasury bond. Banking issues in Japan and currency problems in many Asian countries increased the demand for domestic commercial paper and certificates of deposits as investors felt more comfortable investing in high-quality issues.

     Going forward, the fundamentals of the bond market remain intact. Inflation is under control and the strong dollar encourages foreign investors to buy U.S. bonds. And even though unemployment is at a 24-year low and wages are climbing, productivity gains appear to be keeping a lid on prices.

     Despite these strong underpinnings, industry experts point out that there is limited capital appreciation potential for bonds due to falling interest rates. Rates are not expected to move significantly lower unless real weakness in the economy emerges and the prospect of interest rate cuts by the Federal Reserve develops. The outlook for bond investors then, focuses on their yield which continues to deliver strong real returns to investors in this low inflation environment.

     While the outlook for the bond and money markets remains generally favorable, the European Monetary Union slated to take place in January 1999 could emerge as an important issue during the latter part of this year. At that point, investors will have to consider the possibility that a strong union could hurt the U.S. dollar and dollar-denominated bonds.

                            [TIME LINE APPEARS HERE]

                            [GRAPHIC APPEARS HERE]

CPI indicates the lowest rate of inflation since May 1966 which causes the bond market to rally.

                            [GRAPHIC APPEARS HERE]

Institutional investors take advantage of rising bond prices, avoiding what they consider to be an overvalued stock market.

                            [GRAPHIC APPEARS HERE]

Concerns grow over the crisis in Asian markets and its possible effect on the U.S. economy. Investors flee to high-quality U.S. bonds.

Bond investors enjoy their best gains since 1995 largely due to low inflation and stable to declining interest rates.

--------------------------------------------------------------------------------
                          ALLMERICA SECURITIES TRUST
--------------------------------------------------------------------------------

INVESTMENT ADVISER:
Allmerica Asset Management, Inc.

ABOUT THE FUND:
Seeks to generate a high rate
of current income for
distribution to shareholders.

PORTFOLIO COMPOSITION:
As of December 31, 1997, the sector
allocation of net assets was:


[PIE CHART APPEARS HERE]


Corporate Notes and Bonds     72%
U.S. Government Obligations   15%
Asset-Backed Securities        8%
Foreign Bonds                  2%
Cash Equivalents and Other     3%

The Lehman Brothers Corporate Bond Index is an unmanaged index of all publically issued, fixed-rate, non-convertible investment grade corporate debt. The Lipper Corporate Debt BBB-Rated Fund Average is a non-weighted index of 112 funds within the Corporate BBB Debt Fund category.

     For the one-year period ended December 31, 1997, the Allmerica Securities Trust posted an 11.34% return compared to the 10.23% return of the Lehman Brothers Corporate Bond Index for the same period.

     A strong economy, declining inflation and unemployment, global turbulence and the Asian currency crisis all set the stage for an active U.S. bond market in 1997. Although the Federal Reserve Board raised the Federal Funds rate by
 .25% in the first quarter, interest rates in general declined for the year.

     As the economy strengthened, the budget deficit began to evaporate, resulting in a decreased need for Treasury financing.

     The third and fourth quarters of 1997 brought increased volatility, as the August consumer price index (CPI) indicated the smallest increase in inflation since May 1966 and as the Asian currency crisis emerged. Both activities forced nervous investors to retreat from the stock market in favor of bonds.

     1997's bond rally didn't favor all fixed income sectors equally. The entire corporate bond market, for instance, was affected by the turmoil in Asia which erased most of this sector's 1997 relative performance. While the Trust was overweighted in corporates, it had no exposure to Southeast Asia.

     Sectors such as cable and media, oil and gas, securities brokerage and airlines performed well; high-quality Yankee bank issuers and bank Trust preferred issuers detracted from performance.

     The high-yield market was also affected by the financial crisis in Asia. But this market continues to be driven by massive mutual fund inflows, a growing investor base and improving credit quality. The strong economy helped companies to improve their financial strength and upgrades outpaced downgrades for the year. The Trust held 28% of its assets in high-yield securities with a heavy concentration in the BB- sector which accounted for most of the credit improvement.

     Looking ahead, the Trust's manager expects weaker Asian markets to have a slowing effect on U.S. economic growth. While they believe this could reduce U.S. exports and slow GDP growth, they also project it is likely to curb inflation and thereby provide further support for bonds.

HISTORICAL PERFORMANCE

-----------------------------------------------------------------------------
                                      Total Return               Total Return
                                on Net Asset Value            on Market Value
-----------------------------------------------------------------------------
1993 .....................................12.65% ....................6.87%
1994 .....................................(2.41%)..................(12.48%)
1995 .....................................18.58%....................21.71%
1996 ......................................5.35%.....................6.06%
1997 .....................................11.34%....................14.07%
-----------------------------------------------------------------------------

                         AVERAGE ANNUAL TOTAL RETURNS

Years ended December 31, 1997         One year      Five years      Ten years
-----------------------------------------------------------------------------
Allmerica Securities Trust             11.34%          8.84%          9.96%

Lehman Brothers Corporate Bond Index   10.23%          8.44%          9.93%

Lipper Corporate Debt
BBB-Rated Fund Average                 10.08%          8.51%          9.34%

                                                                Financials

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

--------------------------------------------------------------------------------
                           ALLMERICA SECURITIES TRUST
--------------------------------------------------------------------------------
              PORTFOLIO OF INVESTMENTS - December 31, 1997
--------------------------------------------------------------------------------

                                                       Moody's Ratings         Value
Par Value                                               (Unaudited)          (Note 2)
--------------------------------------------------------------------------------------------------
CORPORATE NOTES AND BONDS - 72.02%
             Finance - 18.06%
$  500,000   AT&T Capital Corp., Series 4, MTN
             6.26%, 02/18/99                               Baa           $     499,532
 1,150,000   BCH Cayman Islands
             Yankee Subordinated Notes, Guaranteed
             6.50%, 02/15/06                                 A               1,136,391
 1,400,000   Capital One Financial Corp.
             7.25%, 12/01/03                                Ba               1,413,094
 1,000,000   Cenfed Financial Corp., Senior Debenture
             11.17%, 12/15/01(A)                            Bb               1,116,250
 1,500,000   Colonial Capital II, Series A, Guaranteed
             8.92%, 01/15/27(A)                             NR               1,604,874
   975,000   Compass Trust I, Series A, Guaranteed
             8.23%, 01/15/27                                NR               1,058,667
   800,000   Conseco Financing Trust III
             8.80%, 04/01/27                                Ba                 898,143
 1,000,000   First Tennessee National Corp.
             Subordinated Notes
             6.75%, 11/15/05                               Baa               1,013,465
 1,000,000   Homeside Lending, Inc., MTN
             6.88%, 05/15/00                               Baa               1,014,255
   184,235   Jennifer Holding Corp.
             12.25%, 12/30/98 (B)                           NR                 189,631
   539,209   Mack Trust, Inc.
             10.91%, 04/01/99 (B)                           NR                 562,088
   550,000   MBNA Corp., MTN
             6.96%, 09/12/02                               Baa                 550,688
 1,000,000   Merita Bank, Ltd.
             Yankee Subordinated Notes
             6.50%, 01/15/06                                 A                 991,373
   627,895   Midland Funding Corp., Series C
             Senior Secured Lease Obligation
             10.33%, 07/23/02                               Ba                 675,311
 1,000,000   The Money Store, Inc.
             8.05%, 04/15/02                                Ba               1,035,103
 1,000,000   Providian Capital, Series A, Guaranteed
             9.53%, 02/01/27 (A)                           Baa               1,123,952
 1,000,000   Riggs Capital Trust
             8.63%, 12/31/26 (A)                           Baa               1,061,090
 1,000,000   St. George Bank, Ltd., Yankee Debenture
             7.15%, 10/15/05 (A)                           Baa               1,022,280
 1,250,000   Zions Institutional Capital Trust
             Series A, Guaranteed
             8.54%, 12/15/26                                 A               1,379,755
                                                                        --------------
                                                                            18,345,942
                                                                        --------------
             Industrial - 11.33%
 2,000,000   Bethlehem Steel Corp., Senior Notes
             10.38%, 09/01/03                                B               2,140,000
   950,000   Buckeye Cellulose Corp.
             Senior Subordinated Notes
             9.25%, 09/15/08                                Ba                 988,000
 1,000,000   Georgia Gulf Corp.
             7.63%, 11/15/05                                Ba               1,004,759
   649,000   Homeside, Inc., Senior Notes, Series B
             11.25%, 05/15/03 (A)                           Ba           $     769,065
 1,000,000   Interpool, Inc.
             7.35%, 08/01/07 (A)                            Ba               1,000,436
 1,000,000   LTV Corp., Senior Notes, Guaranteed
             8.20%, 09/15/07 (A)                            Ba                 965,000
   500,000   McDermot (J. Ray) SA
             Senior Subordinated Notes
             9.38%, 07/15/06                                 B                 535,625
   950,000   Owens-Illinois, Inc., Senior Notes
             7.85%, 05/15/04                                Ba                 997,445
 1,000,000   RPM, Inc., Senior Notes
             7.00%, 06/15/05                               Baa               1,026,307
 1,000,000   Stone Container Corp., Senior Notes
             11.88%, 12/01/98                                B               1,030,000
 1,000,000   Westinghouse Electric Corp., Debenture
             8.38%, 06/15/02                                Ba               1,049,845
                                                                        --------------
                                                                            11,506,482
                                                                        --------------
             Oil, Gas and Petroleum - 10.55%
 2,000,000   ANR Pipeline Co., Debenture
             9.63%, 11/01/21                               Baa               2,644,648
 1,000,000   Clark Oil & Refining Corp., Senior Notes
             9.50%, 09/15/04                                Ba               1,032,500
 1,000,000   Gulf Canada Resources, Ltd.
             Yankee Senior Notes                            Ba
             8.35%, 08/01/06                                                 1,105,495
   900,000   Oryx Energy Co., Debenture
             10.00%, 06/15/99                               Ba                 942,293
 1,450,000   Seagull Energy Corp., Senior Notes
             7.88%, 08/01/03                                Ba               1,468,125
 1,250,000   Texas Eastern Transmission Corp., Debenture
             10.00%, 08/15/01                                A               1,396,228
 1,000,000   Tosco Corp.
             7.00%, 07/15/00                               Baa               1,016,735
 1,000,000   Valero Management Partnership, LP
             First Mortgage, Series J-12
             10.02%, 03/15/07 (B)                           NR               1,114,150
                                                                        --------------
                                                                            10,720,174
                                                                        --------------
             Communications - 7.80%
   500,000   Clear Channel Communications, Inc.
             Debenture
             7.25%, 10/15/27                               Baa                 508,480
 1,000,000   Comcast Cable Communications, Inc.
             8.13%, 05/01/04 (A)                           Baa               1,079,578
 1,000,000   Continental Cablevision, Inc.
             8.50%, 09/15/01                               Baa               1,065,237
   750,000   Continental Cablevision, Inc.
             8.30%, 05/15/06                               Baa                 819,518
   555,000   GTE Corp., Debenture
             8.75%, 11/01/21                               Baa                 672,914
   300,000   Kerrville Telephone Co.
             9.76%, 03/29/00 (B)                           NR                  311,745
 1,850,000   TCI Communications, Inc.
             7.88%, 02/15/26                               Ba                1,985,318


                      See Notes to Financial Statements.
--------------------------------------------------------

--------------------------------------------------------------------------------
                          ALLMERICA SECURITIES TRUST
--------------------------------------------------------------------------------
            PORTFOLIO OF INVESTMENTS, Continued - December 31, 1997
--------------------------------------------------------------------------------

                                                          Moody's Ratings      Value
Par Value                                                  (Unaudited)       (Note 2)
---------------------------------------------------------------------------------------
              Communications (continued)
$ 1,000,000   Viacom, Inc., Senior Debenture, Guaranteed
              7.63%, 01/15/16                                   Ba        $   994,703
    450,000   WorldCom, Inc.
              7.75%, 04/01/07                                   Ba            482,044
                                                                          -----------
                                                                            7,919,537
                                                                          -----------
              Utilities - 6.49%
  1,550,000   Connecticut Light & Power Co.
              First Mortgage, Series 94D
              7.88%, 10/01/24                                   Ba          1,599,977
  1,247,000   North Atlantic Energy Corp.
              First Mortgage, Series A
              9.05%, 06/01/02                                    B          1,276,145
  1,270,000   Sithe/Independence Funding Corp.
              Series A
              9.00%, 12/30/13                                  Baa          1,520,342
  1,500,000   Texas-New Mexico Power Co.
              First Mortgage, Series U
              9.25%, 09/15/00                                   Ba          1,585,734
    600,000   Texas Utilities Electric Co.
              First Mortgage
              7.38%, 10/01/25                                  Baa            614,274
                                                                          -----------
                                                                            6,596,472
                                                                          -----------

              Consumer Products - 3.81%
  1,000,000   Chiquita Brands International, Inc.
              9.13%, 03/01/04                                    B          1,052,500
  1,000,000   DiMon, Inc., Senior Notes, Series B
              8.88%, 06/01/06                                   Ba          1,064,650
  1,600,000   Ralston Purina Co., Debenture
              7.75%, 10/01/15                                  Baa          1,747,078
                                                                          -----------
                                                                            3,864,228
                                                                          -----------
              Transportation - 3.60%
  1,000,000   AMR Corp., Debenture
              10.00%, 02/01/01                                 Baa          1,103,111
  1,203,934   Delta Airlines, Inc.
              9.23%, 07/02/02 (B)                               NR          1,222,173
    659,000   U.S. Air, Inc., Equipment Trust, Series D
              10.30%, 01/15/00                                   B            662,295
    661,000   U.S. Air, Inc., Equipment Trust, Series F
              10.30%, 01/15/00                                   B            664,305
                                                                          -----------
                                                                            3,651,884
                                                                          -----------
              Merchandising and Retail - 3.17%
  1,000,000   Federated Department Stores, Inc.
              Senior Notes
              10.00%, 02/15/01                                 Baa          1,102,375
  1,000,000   Kroger Co., Senior Subordinated Notes
              10.00%, 05/01/99                                  Ba          1,040,225
  1,000,000   USG Corp., Senior Notes
              8.50%, 08/01/05                                   Ba          1,077,500
                                                                          -----------
                                                                            3,220,100
                                                                          -----------
              Securities Brokers, Dealers and Exchanges - 2.98%
  1,000,000   Donaldson Lufkin & Jenrette, Inc.
              Senior Notes
              6.88%, 11/01/05                                  Baa          1,013,774
  1,000,000   Jones (Edward D.) & Co., LP
              7.95%, 04/15/06 (B)                               NR          1,027,270
  1,000,000   Legg Mason, Inc., Senior Notes
              6.50%, 02/15/06                                  Baa            988,549
                                                                          -----------
                                                                            3,029,593
                                                                          -----------
              Printing and Publishing - 2.17%
  1,000,000   Time Warner, Inc., Debenture
              9.15%, 02/01/23                                   Ba          1,229,236
    850,000   Time Warner Entertainment Co., LP
              Senior Debenture
              8.38%, 03/15/23                                  Baa            969,684
                                                                          -----------
                                                                            2,198,920
                                                                          -----------
              Health Care - 2.06%
    675,000   Allegiance Corp.
              7.30%, 10/15/06                                  Baa            706,917
  1,000,000   Tenet Healthcare Corp., Senior Notes
              9.63%, 09/01/02                                   Ba          1,080,000
    300,000   Tenet Healthcare Corp.
              Senior Subordinate Notes
              8.63%, 01/15/07                                   Ba            309,000
                                                                          -----------
                                                                            2,095,917
                                                                          -----------
              Total Corporate Notes and Bonds                              73,149,249
              (Cost $68,874,744)                                          -----------


U.S. GOVERNMENT OBLIGATIONS - 15.35%

              U.S. Treasury Notes - 8.46%
  2,650,000   6.88%, 05/15/06                                  Aaa          2,836,329
  4,665,000   7.00%, 07/15/06                                  Aaa          5,036,745
    705,000   6.25%, 02/28/02                                  Aaa            718,219
                                                                          -----------
                                                                            8,591,293
                                                                          -----------

              U.S. Treasury Bonds - 6.89%
  6,150,000   7.25% , 05/15/16                                 Aaa          7,001,394
                                                                          -----------
              Total U.S. Government Obligations                            15,592,687
              (Cost $14,974,015)                                          -----------


ASSET-BACKED SECURITIES - 8.32%

  1,000,000   American Airlines, Inc
              Pass-Through Trust, Series 1991 - C2
              9.73%, 09/29/14                                    A          1,244,670
  1,000,000   BankBoston RV Asset Backed Trust,
              Series 1997 - 1, Class A8
              6.54% , 02/15/09                                  NR          1,010,480
    375,000   Barnett Auto Trust
              Series 1997-A, A3
              6.03%, 11/15/01                                   NR            374,700

                           See Notes to Financial Statements.
                           -----------------------------------------------------

--------------------------------------------------------------------------------
                       ALLMERICA SECURITIES TRUST
--------------------------------------------------------------------------------
        PORTFOLIO OF INVESTMENTS, Continued - December 31, 1997
--------------------------------------------------------------------------------

                                                 Moody's Ratings       Value
Par Value                                         (Unaudited)         (Note 2)
--------------------------------------------------------------------------------
Asset-Backed Securities (continued)

$  227,477   Eaglemark Trust
             Harley-Davidson, Series 1995 - 1
             6.80%, 12/15/01 (A)                       Aaa       $     231,912
   999,704   First Plus Home Loan Trust
             Series 1996-2, Class A5
             7.47%, 02/20/11                            NR           1,025,266
   871,968   Green Tree Recreational Equipment &
             Consumer Trust
             Series 1997-B, Class A-1
             6.55%, 07/15/28                            NR             877,690
   589,832   Green Tree Financial Corp.
             Series 1995-A,Class A
             7.25%, 07/15/05                             P             603,623
   748,595   National Auto Finance
             Series 1996-1, Class A
             6.33%, 12/21/02                           Aaa             751,425
   650,000   Resolution Trust Corp.
             Series 1995 - 1, Class A4C, CMO
             6.85%, 02/25/27                           Aaa             651,016
 1,339,328   United Air Lines, Inc.
             Pass Through Trust, Series 1991 - B1
             9.30%, 03/22/08                           Baa           1,348,851
    48,967   Western Financial Grantor Trust
             Series 1994-2, Class A2
             6.38%, 09/01/99                           Aaa              49,062
   278,466   Western Financial Grantor Trust
             Series 1995-2, Class A2
             7.10%, 07/01/00                           Aaa             280,287
                                                                 -------------
             Total Asset-Backed Securities                           8,448,982
                                                                 -------------
             (Cost $8,121,981)

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At December 31, 1997, the aggregate cost of investment securities for tax purposes was $94,186,574. Net unrealized appreciation (depreciation) aggregated $5,545,880, of which $5,739,159 related to appreciated investment securities and $(193,279) related to depreciated investment securities.

As of December 31, 1997, the Trust had capital loss carryforwards which expire as follows: $909,828 in 1998, $260,009 in 2002 and $17,365 in
2005.

POST OCTOBER LOSSES

Under current tax law, certain capital and net foreign exchange losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 1997, the Portfolio has elected to defer capital losses occuring between November 1, 1997 and December 31, 1997 in the amount of $5,700.

                                                Moody's Ratings       Value
Par Value                                          (Unaudited)       (Note 2)
--------------------------------------------------------------------------------
FOREIGN BONDS (C) - 2.42%

$  950,000   Republic of Colombia, Series E, MTN
             8.66%, 10/07/16 (A)                        Ba       $     949,782
 1,500,000   United Mexican States
             Yankee Emerging Market Notes
             8.50%, 09/15/02                            Ba           1,507,500
                                                                 -------------
             Total Foreign Bonds                                     2,457,282
                                                                 -------------
             (Cost $2,131,580)

Shares
------------
INVESTMENT COMPANY - 0.08%

    84,254   State Street Bank Temporary
             Fund                                       NR              84,254
                                                                 -------------
             Total Investment Company                                   84,254
                                                                 -------------
             (Cost $ 84,254)

Total Investments - 98.19%                                          99,732,454
                                                                 -------------
(Cost $94,186,574)
Net Other Assets and Liabilities - 1.81%                             1,839,698
                                                                 -------------
Net Assets - 100.00%                                             $ 101,572,152
                                                                 =============

--------------------------------
(A) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold, in transactions exempt from registration, to qualified institutional buyers. At December 31, 1997, these securities amounted to $10,924,219 or 10.76% of net assets.
(B) Restricted Securities - Represent ownership in private placement investments which have not been registered with the Securities and Exchange Commision under the Securities Act of 1933. For additional information concerning each restricted security, see Note 5.
(C)      U.S. currency denominated.
CMO      Collateralized Mortgage Obligation
MTN      Medium Term Note

OTHER INFORMATION

For the year ended December 31, 1997, the aggregated cost of purchases and the proceeds of sales, other than from short-term investments, included $17,917,017 and $16,833,839 from non-governmental issuers, respectively, and $9,324,353 and $9,882,052 from U.S. Government and Agency issuers, respectively.

The composition of ratings of both long-term and short-term debt holdings as a percentage of total value of investments in securities is as follows:

             Moody's Ratings (Unaudited)
                Aaa             17.60%
                A                6.17
                Baa             26.30
                Ba              30.33
                Bb               1.12
                B                7.38
                P                 .61
                NR (Not Rated)  10.49
                               ------
                               100.00%
                               ======

                      See Notes to Financial Statements.
--------------------------------------------------------

--------------------------------------------------------------------------------
                          ALLMERICA SECURITIES TRUST
--------------------------------------------------------------------------------
            STATEMENT OF ASSETS AND LIABILITIES - DECEMBER 31, 1997
--------------------------------------------------------------------------------

ASSETS:
        Investments (Note 2):
                Investments at cost .............................................    $      94,186,574
                Net unrealized appreciation (depreciation) ......................            5,545,880
                                                                                     -----------------
                        Total investments at value ..............................           99,732,454
        Cash ....................................................................                  728
        Short-term investments held as collateral for securities loaned (Note 2).           13,984,613
        Interest and dividend receivables........................................            1,958,545
                                                                                     -----------------
                        Total Assets ............................................          115,676,340
                                                                                     -----------------

LIABILITIES:
        Advisory fee payable (Note 3) ...........................................               41,617
        Accrued expenses and other payables .....................................               77,958
        Collateral for securities loaned (Note 2) ...............................           13,984,613
                                                                                     -----------------
                        Total Liabilities .......................................           14,104,188
                                                                                     -----------------
NET ASSETS ......................................................................    $     101,572,152
                                                                                     =================


NET ASSETS consist of:
        Par Value (Note 4) ......................................................    $       8,592,306
        Paid-in capital .........................................................           88,551,952
        Undistributed (distribution in excess of) net investment income .........               74,916
        Accumulated (distribution in excess of) net realized gain (loss)
          on investments sold ...................................................           (1,192,902)
        Net unrealized appreciation (depreciation) of investments ...............            5,545,880
                                                                                     -----------------
TOTAL NET ASSETS ................................................................    $     101,572,152
                                                                                     =================


Shares of beneficial interest outstanding
  (10,000,000 authorized shares with par value of $1.00) ........................            8,592,306

NET ASSET VALUE
        Per Share ...............................................................    $          11.821
                                                                                     =================
MARKET VALUE
        Per Share ...............................................................    $          10.813
                                                                                     =================

                       See Notes to Financial Statements.
                       ---------------------------------------------------------

--------------------------------------------------------------------------------
                          ALLMERICA SECURITIES TRUST
--------------------------------------------------------------------------------
        STATEMENT OF OPERATIONS - FOR THE YEAR ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
        Interest (Note 2) .....................................................................   $     7,876,724
        Dividends (Note 2) ....................................................................            32,953
                                                                                                  ---------------
                Total investment income .......................................................         7,909,677
                                                                                                  ---------------

EXPENSES:
        Investment advisory fees (Note 3) .....................................................           494,689
        Fund accounting fees (Note 3) .........................................................            34,561
        Transfer agent fees ...................................................................            28,093
        Legal fees ............................................................................             7,024
        Audit fees ............................................................................             8,994
        Trustees' fees and expenses (Note 3) ..................................................            12,912
        Reports to shareholders ...............................................................            77,952
        New York Stock Exchange fees ..........................................................            16,170
        Miscellaneous .........................................................................            34,356
                                                                                                  ---------------
                Total expenses ................................................................           714,751
                                                                                                  ---------------
NET INVESTMENT INCOME .........................................................................         7,194,926
                                                                                                  ---------------

NET REALIZED AND UNREALIZED
        GAIN (LOSS) ON INVESTMENTS (Note 2):
        Net realized gain (loss) on investments sold ..........................................            41,783
        Net change in unrealized appreciation
          (depreciation) of investments .......................................................         3,417,509
                                                                                                  ---------------
NET GAIN (LOSS) ON INVESTMENTS ................................................................         3,459,292
                                                                                                  ---------------

NET INCREASE (DECREASE) IN NET
        ASSETS RESULTING FROM OPERATIONS ......................................................   $    10,654,218
                                                                                                  ===============


                      STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                                                Year Ended           Year Ended
                                                                                December 31,        December 31,
                                                                                    1997                1996
                                                                               ----------------------------------
NET ASSETS at beginning of year ............................................   $   98,135,471      $  100,483,120
                                                                               --------------      --------------

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
        Net investment income ..............................................        7,194,926           7,242,093
        Net realized gain (loss) on investments sold .......................           41,783             824,395
        Net change in unrealized appreciation (depreciation) of investments.        3,417,509          (3,024,365)
                                                                               --------------      --------------
        Net increase (decrease) in net assets resulting from operations.....       10,654,218           5,042,123
                                                                               --------------      --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
        Net investment income...............................................       (7,217,537)         (7,389,772)
                                                                               --------------      --------------

CAPITAL SHARE TRANSACTIONS:
        Issued to shareholders in reinvestment of dividends ................               --                  --
                                                                               --------------      --------------
                Total increase (decrease) in net assets ....................        3,436,681          (2,347,649)
                                                                               ==============      ==============

NET ASSETS at end of year (including line A) ...............................   $  101,572,152      $   98,135,471
                                                                               ==============      ==============

(A) Undistributed (distribution in excess of) net investment income ........   $       74,916      $       32,679
                                                                               ==============      ==============


                       See Notes to Financial Statements.
---------------------------------------------------------

--------------------------------------------------------------------------------
                           ALLMERICA SECURITIES TRUST
--------------------------------------------------------------------------------
      FINANCIAL HIGHLIGHTS - For A Share Outstanding Throughout Each Year
-------------------------------------------------------------------------------

                                                                                  Years Ended December 31,
                                                         ------------------------------------------------------------------
                                                             1997         1996           1995         1994          1993
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of year ...................   $   11.421    $   11.694    $   10.644    $   11.773    $   11.302
                                                         ----------    ----------    ----------    ----------    ----------
Income from Investment Operations:
        Net investment income ........................        0.837         0.843         0.860         0.843         0.909
        Net realized and unrealized gain (loss)
                on investments .......................        0.403        (0.256)        1.050        (1.122)        0.472
                                                         ----------    ----------    ----------    ----------    ----------
                    Total from Investment Operations:.        1.240         0.587         1.910        (0.279)        1.381
                                                         ----------    ----------    ----------    ----------    ----------

Less Distributions:
        Dividends from net investment income .........       (0.840)       (0.860)       (0.860)       (0.850)       (0.910)
                                                         ----------    ----------    ----------    ----------    ----------

Net increase (decrease) in net asset value ...........        0.400        (0.273)        1.050        (1.129)        0.471
                                                         ----------    ----------    ----------    ----------    ----------
Net Asset Value, end of year .........................   $   11.821    $   11.421    $   11.694    $   10.644    $   11.773
                                                         ==========    ==========    ==========    ==========    ==========

Market Value, end of year ............................   $   10.813    $   10.250    $   10.500    $    9.375    $   11.625
                                                         ==========    ==========    ==========    ==========    ==========

Total Return on Market Value, end of year ............        14.07%         6.06%        21.71%       (12.48)%        6.87%

Ratios/Supplemental Data:
Net Assets, end of year (000's) ......................   $  101,572    $   98,135    $  100,483    $  91,458     $  101,161
Ratios to average net assets:
        Net investment income ........................         7.27%         7.44%         7.64%        7.59%          7.72%
        Operating expenses ...........................         0.72%         0.75%         0.77%        0.78%          0.74%
        Management Fee ...............................         0.50%         0.50%         0.51%        0.50%          0.51%
        Portfolio Turnover Rate ......................           27%           47%           42%          42%            55%


                       See Notes to Financial Statements.
                       ---------------------------------------------------------

--------------------------------------------------------------------------------
                           ALLMERICA SECURITIES TRUST
--------------------------------------------------------------------------------
               NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 1997
--------------------------------------------------------------------------------

1. ORGANIZATION

Allmerica Securities Trust (the "Trust") was organized as a Massachusetts business trust on June 30, 1986 and is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies which are in conformity with generally accepted accounting principles consistently followed by the Trust in the preparation of its financial statements.

Security Valuation: Corporate debt securities and debt securities of the U.S. government and its agencies (other than short-term investments) are valued by an independent pricing service approved by the Board of Trustees which utilizes market quotations and transactions, quotations from dealers and various relationships among securities in determining value. If not valued by a pricing service, such securities are valued at prices obtained from independent brokers. Investments with prices that cannot be readily obtained are carried at fair value as determined in good faith under consistently applied procedures established by and under the supervision of the Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost. At December 31, 1997, prices of securitites whose total value represented 5.04% of net assets were available only from a principal market maker. These prices may differ from what would have been used had a broader market for the securities existed.

Security Transactions and Investment Income: Security transactions are recorded on the trade date. Net realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and consists of interest accrued and, if applicable, discounts earned on zero coupon bonds, original issue discount bonds, stepped-coupon bonds and payment in kind bonds, which are accreted. Dividend income is recorded on the ex-dividend date.

Federal Taxes: The Trust intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Trust will not be subject to Federal income taxes to the extent that it distributes all of its taxable income and net realized gains, if any, for its tax year ending December 31. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Trust will not be subject to Federal excise tax. Therefore, no Federal income tax provision is required.

Paid-in capital, undistributed net investment income and accumulated net realized gain (loss) have been adjusted in the Statement of Assets and Liabilities for permanent book-tax differences for the year ended December 31, 1997.

Distributions to Shareholders: Dividends to shareholders from net investment income are recorded on the ex-dividend date and paid quarterly. Net realized capital gains, if any, are distributed at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatment for paydown gains/losses on certain securities, market discounts and losses deferred due to wash sales. Any taxable income or gain remaining at fiscal year end will be distributed in the following year.

Permanent book-tax differences, if any, are not included in ending undistributed net investment income for the purpose of calculating net investment income per share in the Financial Highlights.


----------------------------------------

--------------------------------------------------------------------------------
                           ALLMERICA SECURITIES TRUST
--------------------------------------------------------------------------------
          NOTES TO FINANCIAL STATEMENTS, CONTINUED - DECEMBER 31, 1997
--------------------------------------------------------------------------------

Securities Lending: The Trust loans securities to certain brokers who pay the Trust negotiated lenders' fees. Collateral must be maintained at a value at least equal to the value at all times of the securities lent. At December 31, 1997, bonds with aggregate value of approximately $13,534,656 were on loan to brokers. The loans were secured with collateral of $13,984,613 which was subsequently invested in cash equivalents. The related income earned was $22,228 which is included in interest income for the year ended December 31, 1997.

Expenses: Most expenses of the Trust can be directly attributable to the Trust. Expenses which cannot be directly attributable to the Trust are allocated based upon relative net assets among the Trust and two other registered investment companies (Allmerica Investment Trust and Allmerica Fund) within First Allmerica Financial Life Insurance Company. Allmerica Fund ceased operations on October 1, 1997.

3. INVESTMENT ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS

Allmerica Asset Management, Inc. ("AAM"), a wholly-owned subsidiary of First Allmerica Financial Life Insurance Company ("First Allmerica"), serves as Investment Adviser to the Trust. For these services, the Trust pays AAM aggregate monthly compensation at an annual rate of (a) 3/10 of 1% of average net assets plus (b) 2-1/2% of the amount of interest and dividend income.

To the extent that normal operating expenses of the Trust, excluding taxes, interest, brokerage commissions and extraordinary expenses, but including the investment advisory fee, exceed 1.50% of the first $30,000,000 of the Trust's average weekly net assets, plus 1% of the next $100,000,000 of net assets, AAM will bear such excess expenses.

AAM has entered into an Administrative Services Agreement with First Data Investor Services Group, Inc. ("Investor Services Group"), a wholly-owned subsidiary of First Data Corporation, whereby Investor Services Group performs administrative services for the Trust and is entitled to receive an administrative fee and certain out-of-pocket expenses. AAM is solely responsible for the payment of the administration fee to Investor Services Group. In a separate agreement, Investor Services Group receives fees from the Trust for certain fund accounting services provided in its capacity as pricing and bookkeeping agent.

The Trust pays no salaries or compensation to any of its officers. Trustees who are not directors, officers, or employees of the Trust or the Investment Adviser are reimbursed for their travel expenses in attending meetings of the Trustees and receive fees for their services. Such amounts are paid by the Trust.

4. SHARES OF BENEFICIAL INTEREST

There are 10,000,000 shares of $1.00 par value common stock authorized.

5. RESTRICTED SECURITIES

At December 31, 1997, the Trust owned the following restricted securities constituting 4.36% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The Trust would bear the registration costs in connection with the disposition of restricted securities held in the portfolio. The Trust does not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by a pricing service or brokers or, if not available, in good faith by or at the direction of the Trustees. Additional information on restricted securities is as follows:

                                         Date of              Par        Cost at
Issuer                                 Acquisition          Amount     Acquisition      Value
-----------------------------------------------------------------------------------------------
Delta Airlines, Inc.                    12/12/91        $ 1,203,934   $ 1,218,137   $ 1,222,173
Jennifer Holding Corp.                  07/17/87            184,235       195,785       189,631
Jones (Edward D.) & Co., L.P.           05/06/94          1,000,000     1,000,000     1,027,270
Kerrville Telephone Co.                 02/09/90            300,000       300,000       311,745
Mack Trust, Inc.                        07/14/95            539,209       560,026       562,088
Valero Management Partnership, L.P.     03/04/87          1,000,000     1,000,000     1,114,150
                                                                    ---------------------------
Total                                                                 $ 4,273,948   $ 4,427,057
                                                                    ===========================


                                           ------------------------------------
F-8

--------------------------------------------------------------------------------
                       REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees and Shareholders
of Allmerica Securities Trust

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments (except for Moody's Ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Allmerica Securities Trust, (hereafter referred to as the "Trust") at December 31, 1997, and the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 1997 by correspondence with the custodian and the application of alternative auditing procedures where investments purchased were not yet received by the custodian, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
February 9, 1998


-------------------------------------

--------------------------------------------------------------------------------
                           ALLMERICA SECURITIES TRUST
--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------

QUARTERLY DATA (UNAUDITED):

                                                        Net realized and       Net increase (decrease)
                               Net investment       unrealized gains (losses)  in net assets resulting
                                   income                on investments            from operations
                               --------------       ------------------------   ----------------------
               Total
Quarterly   Investment                       Per                      Per                        Per
 period       Income          Amount        Share       Amount       Share        Amount        Share
-------------------------------------------------------------------------------------------------------
1995
3/31/95    $ 2,011,795     $ 1,831,470     $ 0.21    $ 2,300,857     $ 0.27    $ 4,132,327     $ 0.48
6/30/95      2,005,417       1,822,485       0.21      4,093,980       0.48      5,916,465       0.69
9/30/95      2,075,239       1,896,060       0.22        432,024       0.05      2,328,084       0.27
12/31/95     2,042,117       1,842,631       0.22      2,195,093       0.25      4,037,724       0.47

1996
3/31/96      2,005,042       1,816,051      0.211     (3,493,629)     (0.406)   (1,677,578)     (0.195)
6/30/96      1,997,565       1,859,532      0.217       (856,366)     (0.100)    1,003,166       0.117
9/30/96      1,996,408       1,795,479      0.209        467,738       0.054     2,263,217       0.263
12/31/96     1,977,684       1,771,031      0.206      1,682,287       0.196     3,453,318       0.402

1997
3/31/97      1,985,192       1,767,212      0.205     (1,936,148)     (0.224)     (168,936)     (0.019)
6/30/97      1,990,451       1,828,065      0.213      1,985,637       0.231     3,813,702       0.444
9/30/97      1,968,825       1,792,484      0.209      2,067,555       0.241     3,860,039       0.450
12/31/97     1,965,209       1,807,165      0.210      1,342,248       0.155     3,149,413       0.365


                                            ------------------------------------

--------------------------------------------------------------------------------
                           ALLMERICA SECURITIES TRUST
--------------------------------------------------------------------------------
                             REGULATORY DISCLOSURES
--------------------------------------------------------------------------------

The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when sold may be worth more or less than their original cost.

This report is authorized for distribution to existing shareholders of Allmerica Securities Trust.


                    SHAREHOLDER TAX INFORMATION (Unaudited)

The portion of the Trust dividends that was derived from U.S. Government obligations in 1997 and may be exempt from state income taxation is 10.92%. The states of California, Connecticut, New York, and New Jersey have exclusionary provisions, however, each of these states has a threshold requirement that must be met before the exclusion applies. During 1997, the level of exempt income did not meet these thresholds and the exclusion does not apply. All other states and the District of Columbia do not tax dividends attributable to U.S. Government obligations within the Trust.

Certain states also require, for intangible tax reporting purposes, the reporting of the percentage of assets invested in either state specific or state specific and federal obligations. The percentage applicable to the states of Florida, Kansas, Kentucky, Michigan and North Carolina is 15.333%. The percentage applicable to the state of West Virginia is 0%.


-----------------------------------

                      This page intentionally left blank.

Shareholder Information
--------------------------------------------------------------------------------

Automatic Dividend Investment Plan

        As a shareholder, you may participate in the Trust's Automatic Dividend Investment Plan. Under the plan, dividends and other distributions are automatically invested in additional full and fractional shares of the Trust to be held on deposit in your account. Such dividends and other distributions are invested at the net asset value if lower than market price plus brokerage commission or, if higher, at the market price plus brokerage commission. You will receive a statement after each payment date for a dividend or other distribution that will show the details of the transaction and the status of your account. You may terminate participation in or rejoin the plan at any time.

Cash Investment Plan

        The cash investment plan provides a systematic, convenient and inexpensive means to increase your investment in the Trust by putting your cash to work. The Plan permits you to invest amounts ranging from $25 to $1,000 in any one month to purchase additional shares of the Trust. Regular monthly investments is not required.

        Your funds are consolidated with funds of other participants to purchase shares. Shares are purchased in bulk and you realize the commission savings. You pay only a service charge of $1.00 per transaction and your proportionate share of the brokerage commission.

        Your account will be credited with full and fractional share purchased. Following each investment, you will receive a statement showing the details of the transaction and the current status of the account. The plan is voluntary and you may terminate at any time.

                        [LOGO OF ALLMERICA APPEARS HERE]

 First Allmerica Financial Life Insurance Company . Allmerica Financial Life
    Insurance and Annunity Company (licensed in all states except NY & HI) Allmerica Trust Company, N.A. . Allmerica Investments, Inc. . Allmerica
 Investment Management Company, Inc. . The Hanover Insurance Company . AMGRO,
   Inc. . Allmerica Financial Alliance Insurance Company . Allmerica Asset Management, Inc. . Allmerica Financial Benefit Insurance Company . Sterling Risk Management Services, Inc. . Citizens Corporation . Citizens Insurance
                 Company of America . Citizens Management Inc.

              440 Lincoln Street, Worcester, Massachusetts 01653

(12/97)                    [RECYCLE LOGO APPEARS HERE] Printed on Recycled Paper